UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2007
McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07791 (Commission File Number)	72-1424200 (IRS Employer Identification Number)

1615 Poydras Street New Orleans, Louisiana (Address of principal executive offices)	70112 (Zip Code)
Registrant’s telephone number, including area code: (504) 582-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
McMoRan Exploration Co. Exhibit Index
Press Release
Decision on the Deepwater Port License Application

Item 8.01. Other Events.
McMoRan Exploration Co. (MMR) issued a press release, dated January 4, 2007, announcing that the U.S. Maritime Administration approved MMR’s license application for its Main Pass Energy Hub™ project (see exhibits 99.1 and 99.2).
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.
By:	/s/ Glenn A. Kleinert
Glenn A. Kleinert
President and Chief Executive Officer (authorized signatory)

Date: January 5, 2007

McMoRan Exploration Co.
Exhibit Index

Exhibit
Number

99.1	Press release dated January 4, 2007, titled “McMoRan Exploration Co. Announces Regulatory Approval for Main Pass Energy Hub™ Offshore LNG Project.”

99.2	Department of Transportation for the United States of America Secretary’s Decision on the Deepwater Port License Application of Freeport-McMoRan Energy, LLC, dated January 3, 2007.